UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2014

CALIFORNIA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54706	83-483725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10752 Deerwood Park Blvd.
S. Waterview II, Suite 100
Jacksonville, FL 32256
(904) 571- 5718

Copy to:
Harvey Kesner, Esq. Sichenzia Ross Friedman Ferrence, LLP
61 Broadway, Suite 3200
New York, NY 10006
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the "Amendment") to the Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 10, 2014 (the "Original Filing"), is being filed by California Gold Corp. (the “Company”) in order provide certain financial information and reports related to the Company’s acquisition of MVP Portfolio, LLC and to update certain information provided in the Original Filing. Except as expressly amended by this Amendment, the information contained in the Original Filing remains in effect.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

The Company currently owns and will continue to own its pre-closing assets and liabilities related to its historic business which existed prior to the acquisition of MVP Portfolio, LLC on February 7, 2014.  These assets and liabilities have not been transferred but are contemplated to be transferred to a to-be-formed wholly-owned subsidiary (the “Subsidiary”). The Company is in discussions but has not reached any agreement or understanding with Michael Baybak, the former Treasurer and Secretary of the Company, with respect to the transfer.  The Company intends to seek a buyer for the Subsidiary and/or the assets and liabilities of such business.  There can be no assurance that the Company will successfully identify any buyer for its historic assets and liabilities.

On March 6, 2014, MVP Portfolio, LLC, the Company’s patent-holding unit, changed its form of organization to a Florida corporation from a Florida limited liability company. In connection with the reorganization, MVP Portfolio, LLC also changed its name to Visual Real Estate, Inc (“VRE”).  VRE has historically maintained a June 30 fiscal year.  VRE’s Articles of Incorporation is annexed hereto as Exhibit 3.1.

Description:

MV Patents, LLC is an LLC organized in the state of Florida on July 11, 2011. MVP Portfolio, LLC was formed on July 26, 2013 in the state of Florida and was a wholly owned subsidiary of MV Patents, LLC.  On August 30, 2013, MV Patents, LLC transferred all of its patents, without recourse, to MVP Portfolio, LLC. As such, the audited financial statements as of June 30, 2013 and 2012 presented in Exhibit 99.1 hereto are of MV Patents, LLC, prior to the asset transfer to MVP Portfolio, LLC.  The Management Discussion and Analysis of Financial Results for that same period presented below is also of MV Patents, LLC.  The six month financial statements for the periods ended December 31, 2013 and 2012 presented in Exhibit 99.2 are of MV Patents, LLC and MVP Portfolio, LLC and are consolidated.  The Management Discussion and Analysis of Financial Results for the six month periods ended December 31, 2013 and 2012 presented below is based on the consolidated financial statements of MV Patents, LLC and MVP Portfolio, LLC.

Management Discussion and Analysis of Financial Results

Business Overview

You should read the following discussion and analysis together with our financial statements and the notes to those statements.

MV Patents, LLC, (MVPAT), a limited liability company organized in the state of Florida on July 11, 2011, is in the developmental stage, and has limited operations.

Our business plan is to assert our intellectual property rights to monetize our patents through net recoveries. Net recoveries relate to monetary payments received by MVPAT in respect to its patents through judgments, settlements, royalty agreements, or other disposition of the patents or cash proceeds of any equity actually received as consideration for any such disposition, including those received in connection with litigation.

We have no technologies or technology operations.

Subsequent to the audited financial statements as of June 30, 2013 and 2012, on August 30, 2013 MVPAT transferred all of its patents to MVP Portfolio, LLC (MVP). MVP was formed on July 26, 2013 as a wholly owned subsidiary of MVPAT. The patents were transferred to MVP without recourse. Any contingent liabilities related to future earnings or net recoveries remain with MVPAT.

Results of Operations

Comparison of the Years Ended June 30, 2013 and the period from July 11, 2011 (Inception) through June 30, 2012

Operating expenses for the year ended June 30, 2013 were $886,877, an increase of $402,910 or 83% from $483,967 for the period from July 11, 2011 (Inception) to June 30, 2012. The primary reason for this increase was an increase in business development advisory and patent prosecution legal team expenses. During the period from July 11, 2011 (Inception) to June 30, 2012, we focused on building MVPAT and setting our strategy. During the year ending June 30, 2013, we increased our efforts to find funders and prepare our patent prosecution process, using the resources of business development advisors and patent litigation attorneys.

Liquidity and Capital Resources

Sources of Liquidity

We obtained funding from various unrelated third-party investors. The investors have the right to participate in future monetary amounts related to net recoveries as defined in our business overview. The investors have the option to convert their participation rights contingent upon MVPAT obtaining subsequent funding of at least $2,250,000. The contingent conversion option allows the investors to convert $100 of their initial participation right into $120 of the subsequent funding in the pursuit of monetizing patents. The participation rights accrue interest at eight percent per annum and cease upon conversion. In the event that no conversion occurs, the investors have the right to receive their original participation investment and accrued interest, plus two times their original participation investment. We have no obligation to make any payments to the investors unless net recoveries are obtained. As of June 30, 2013 and 2012, $150,000 and $25,000 is included in participation rights on the balance sheet, respectively. The contingent conversion option will be recorded at the date we can estimate the proceeds from the net recoveries.

MVPAT received $125,000 in cash related to a funding agreement from an unrelated third-party investor. The investor has the obligation to fund an additional $375,000 upon MVPAT obtaining subsequent financing of $2,250,000. Related to the funding agreement, the investor has the right to participate in the net recoveries pursuant to a predetermined schedule that escalates the payments based on increasing net recoveries. As of June 30, 2013 and 2012, $125,000 is included in participation rights on the balance sheet.

We will amortize these participation rights under the units of revenue method at the time MVPAT can reasonably estimate the potential net recoveries as defined in our business overview. We have classified the participation rights as a long-term liability as net recoveries are not expected in the next twelve months.

Net Cash Used in Operating Activities

Net cash used in operations was $123,497 for the year ended June 30, 2013. The net loss for the year ended June 30, 2013 was higher than cash used in operating activities by $763,380. The difference related directly to increases in accounts payable, accrued member salaries and contingent liabilities.

Net Cash Provided by Financing Activities

Net cash provided by financing activities was $86,500 for the year ended June 30, 2013. Net cash provided by financing activities consisted of $125,000 obtained from additional participation rights funding, partially offset by $38,500 in offering costs.

Funding Requirements

We expect to incur losses for the foreseeable future. We expect to incur increasing (i) patent prosecution legal team fees, (ii) legal and funding agreement fees, (iii) accounting fees and other additional costs related to being a public company (iv) and salary expenses. Our future capital requirements will depend on a number of factors including the timing of when we can monetize our patents and the availability of financing.

Off-Balance Sheet Arrangements

As of June 30, 2013, we did not have any off-balance-sheet arrangements, as defined in Item 303(a)(4)(ii) of Regulation S-K.

Critical Accounting Policies

Our management’s discussion and analysis of our financial condition and results of operations is based on our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Our significant accounting policies are more fully described in Note 3 to the financial statements. The following accounting policies are critical to fully understanding our financial results.

Intangible Assets

We have several patent portfolios. As of June 30, 2013 and 2012, no value has been assigned to the patents. The main patents in the portfolio were created by the managing member of MVPAT. The remaining patents in the portfolio were transferred without recourse to such managing member. On July 25, 2011 the managing member assigned the patents to MVPAT for consideration of $1 without recourse. In accordance with authoritative guidance, the patents were recorded at historical cost, which was deemed to be zero at the time of transfer.

Contingent Liabilities

Liabilities for loss contingencies arising from assessments, estimates or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

We retain the services of law firms that specialize in intellectual property licensing, enforcement and patent law. We also retain business advisory firms that specialize in obtaining funding for potential patent infringement cases. The law and business advisory firms are retained on an hourly fee, contingent fee or blended fee basis. In a contingency fee arrangement, the firms are paid a scaled percentage of any negotiated fees, settlements or judgments awarded, based on how and when the fees, settlements or judgments are obtained. As of June 30, 2013 and 2012, we did not recognize any contingent expenses related to any potential litigation.

A portion of these fees are contingent on our receipt of subsequent funding. We had $441,527 and $37,500 in contingent liabilities, as of June 30, 2013 and 2012, respectively, based on the subsequent funding contingency because the event was considered probable, and the amount could be reasonably estimated. We have classified these liabilities as current as they are expected to be paid in the next 12 months.

Comparison of the Six Months Ended December 31, 2013 and December 31, 2012

Operating expenses for the six months ended December 31, 2013 were $241,102, a decrease of $100,800 or 29% from $341,209 for the six months ended December 31, 2012. The primary reason for this decrease was a decrease in business development advisory expenses. During the six months ended December 31, 2012, we were developing our strategy and incurred significant costs to determine how to develop our company. These costs were not required for the six months ended December 31, 2013.

Liquidity and Capital Resources

Sources of Liquidity

We obtained funding from various unrelated third-party investors. The investors have the right to participate in future monetary amounts related to net recoveries as defined in our business overview. The investors have the option to convert their participation rights contingent upon MVP obtaining subsequent funding of at least $2,250,000. The contingent conversion option allows the investors to convert $100 of their initial participation right into $120 of the subsequent funding in the pursuit of monetizing patents. The participation rights accrue interest at eight percent per annum and cease upon conversion. In the event that no conversion occurs, the investors have the right to receive their original participation investment and accrued interest, plus two times their original participation investment. We have no obligation to make any payments to the investors unless net recoveries are obtained. As of December 31, 2013 and 2012, $170,000 and $25,000 is included in participation rights on the consolidated balance sheet, respectively. The contingent conversion option will be recorded at the date we can estimate the proceeds from the net recoveries.

MVP received $125,000 in cash related to a funding agreement from an unrelated third-party investor. The investor has the obligation to fund an additional $375,000 upon MVP obtaining subsequent financing of $2,250,000. Related to the funding agreement, the investor has the right to participate in the net recoveries pursuant to a predetermined schedule that escalates the payments based on increasing net recoveries. As of December 31, 2013 and 2012, $125,000 is included in participation rights on the consolidated balance sheet.

We will amortize these participation rights under the units of revenue method at the time MVP can reasonably estimate the potential net recoveries as defined in our business overview. We have classified the participation rights as a long-term liability as net recoveries are not expected in the next twelve months.

Net Cash Used in Operating Activities

Net cash used in operations was $71,053 for the six months ended December 31, 2013. The net loss for the six months ended December 31, 2013 was higher than cash used in operating activities by $170,049. The primary reason for the difference was that most of the salary due to our sole member was accrued during the six months ended December 31, 2013.

Net Cash Provided by Financing Activities

Net cash provided by financing activities was $70,000 for the six months ended December 31, 2013. Net cash provided by financing activities consisted primarily of $50,000 obtained through a demand note bearing interest at 12%, payable to California Gold Corp. The remaining $20,000 was from an additional participation rights funding.

Funding Requirements

We expect to incur losses for the foreseeable future. We expect to incur increasing (i) patent prosecution legal team fees, (ii) legal and funding agreement fees, (iii) accounting fees and other additional costs related to being a public company (iv) and salary expenses. Our future capital requirements will depend on a number of factors including the timing of when we can monetize our patents and the availability of financing.

Off-Balance Sheet Arrangements

As of December 31, 2013, we did not have any off-balance-sheet arrangements, as defined in Item 303(a)(4)(ii) of Regulation S-K.

Critical Accounting Policies

Our management’s discussion and analysis of our financial condition and results of operations is based on our consolidated financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Our significant accounting policies are more fully described in Note 3 to the consolidated financial statements. The following accounting policies are critical to fully understanding our consolidated financial results.

Intangible Assets

We have several patent portfolios. As of December 31, 2013 and 2012, no value has been assigned to the patents. The main patents in the portfolio were created by the managing member of MVPAT. The remaining patents in the portfolio were transferred without recourse to such managing member. On July 25, 2011 the managing member assigned the patents to MVPAT for consideration of $1 without recourse. In accordance with authoritative guidance, the patents were recorded at historical cost, which was deemed to be zero at the time of transfer.

Contingent Liabilities

Liabilities for loss contingencies arising from assessments, estimates or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

We retain the services of law firms that specialize in intellectual property licensing, enforcement and patent law. We also retain business advisory firms that specialize in obtaining funding for potential patent infringement cases. The law and business advisory firms are retained on an hourly fee, contingent fee or blended fee basis. In a contingency fee arrangement, the firms are paid a scaled percentage of any negotiated fees, settlements or judgments awarded, based on how and when the fees, settlements or judgments are obtained. As of December 31, 2013 and 2012, we did not recognize any contingent expenses related to any potential litigation.

A portion of these fees are contingent on our receipt of subsequent funding. We had $441,527 and $212,500 in contingent liabilities, as of December 31, 2013 and 2012, respectively, based on the subsequent funding contingency because the event was considered probable, and the amount could be reasonably estimated. We have classified these liabilities as current as they are expected to be paid in the next 12 months.

ITEM 9.01 Financial Statements and Exhibits

d) Exhibits

3.1	Articles of Incorporation of Visual Real Estate, Inc.
99.1	Audited financial Statements of MV Patents, LLC as of June 30, 2013 and 2012
99.2	Unaudited consolidated six-month financial statements of MV Patents, LLC and MVP Portfolio, LLC for the periods ended December 31, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA GOLD CORP.

Date: March 10, 2014

/s/ Shea Ralph
Name: Shea Ralph
Title: Chief Financial Officer